Offerings - Offering: 1	Jan. 07, 2026 USD ($) shares
Offering:
Fee Previously Paid	false
Rule 457(a)	true
Security Type	Equity
Security Class Title	Common stock, $0.001 par value per share
Amount Registered | shares	53,220,845
Proposed Maximum Offering Price per Unit	0.2420
Maximum Aggregate Offering Price	$ 12,879,444.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 1,779.00